Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, David Karp, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	the annual report on Form 10-K of CounterPath Corporation for the year ended April 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of CounterPath Corporation.

July 11, 2019	/s/ David Karp
David Karp
Interim Chief Executive Officer, Chief Financial Officer,
Treasurer and Secretary
(Principal Executive Officer, Principal Financial Officer
and Principal Accounting Officer)